UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2006

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32283	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 8.01	OTHER EVENTS.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1	QUADRAMED CORPORATION PRESS RELEASE, DATED MAY 10, 2006.

EXHIBIT 99.2	QUADRAMED CORPORATION INVESTMENT COMMUNITY CONFERENCE CALL TRANSCRIPT, DATED MARCH 10, 2006.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 10, 2006, QuadraMed Corporation (the “Company”) issued a press release announcing earnings and other financial results for its fiscal quarter ended March 31, 2006. In addition, the press release announced that management would review these results in an investment community conference call at 4:00 PM Eastern (1:00 PM Pacific) on Wednesday, May 10, 2006.

A copy of the Press Release is furnished as Exhibit 99.1 and is incorporated herein by reference in response to this Item 2.02.

ITEM 8.01 OTHER EVENTS

Investment Community Conference Call

On May 10, 2006, the Company sponsored an investment community conference call to discuss its earnings and other financial results for its fiscal quarter ended March 31, 2006.

A copy of the transcript of this conference call is furnished as Exhibit 99.2 and is incorporated herein by reference in response to this Item 8.01.

Results of Annual Meeting of Shareholders

(a)	At 9:00 A.M. on May 11, 2006, the Company held its Annual Meeting of Stockholders at its headquarters, located at 12110 Sunset Hills Road, Suite 600, Reston, VA 20190.

(b)	The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of 41,536,100 shares of common stock. The stockholders of the Company voted on four matters at the Annual Meeting, all of which were approved as follows:

(1)	Election of directors;

NOMINEE	FOR	WITHHELD
Lawrence P. English	30,422,383	1,118,729
Keith B. Hagen	31,340,001	201,111
Robert W. Miller	30,807,225	733,887
James E. Peebles	30,775,852	765,260
Robert L. Pevenstein	30,758,373	782,739

(2)	A proposal to approve and ratify two technical tax-related amendments to the 2004 Stock Compensation Plan;

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
30,391,007	230,392	919,713	0

(3)	A proposal to approve and ratify an amendment to the 2002 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance under such Plan from 453,450 to 703,450; and

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
19,311,529	475,076	904,350	10,850,157

(4)	A proposal to approve BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
31,445,414	81,108	14,590	0

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit 99.1    QuadraMed Corporation Press Release, dated May 10, 2006.

Exhibit 99.2    QuadraMed Corporation Investment Community Conference Call Transcript, dated May 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2006

QuadraMed Corporation

/s/ David L. Piazza
David L. Piazza, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	QuadraMed Corporation Press Release, dated May 10, 2006.

99.2	QuadraMed Corporation Investment Community Conference Call Transcript, dated May 10, 2006.